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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)     January 13, 1998
                                                     ----------------


                                Xenometrix, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)





           Delaware                   1-14004                  #04-3166089
           --------                   -------                  -----------
        (State or other             (Commission             (I.R.S. Employer
jurisdiction of incorporation)      File Number)           Identification No.)




                        2425 North 55th Street, Suite 111
                                Boulder, CO 80301
                                -----------------
                    (Address of principal executive offices,
                               including zip code)



                                 (303) 447-1773
                                 --------------
                         (Registrant's telephone number,
                              including area code)







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Item 5.   Other Events

Xenometrix, Inc., (the "Company") announced that it has received notification of a decision by the National Association of Securities Dealers to delist the Company's securities from The Nasdaq Small-Cap Market, effective at the close of business on January 12, 1998.

On January 13, 1998, the Company issued the attached press release, a copy of which is included as Exhibit 99.1 to this Current Report and is incorporated by reference herein.


Item 7.  Exhibits

         Exhibit
         Number            Description of Document
         -------           -----------------------
          99.1             Press Release, dated January 13, 1998, announcing
                           Registrant's shares delisted from Nasdaq.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   XENOMETRIX, INC.


                                          By:      /s/ Ronald L. Hendrick


Dated:   January 23, 1998                          Ronald L. Hendrick
                                                   Executive Vice President And
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)





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                                 EXHIBIT INDEX



        Exhibit
         Number            Description of Document
         -------           -----------------------
          99.1             Press Release, dated January 13, 1998, announcing
                           Registrant's shares delisted from Nasdaq.